Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 32,275.08
Total Fee Amount	32,275.08
Total Transaction Valuation	210,810,467.66
Total Offset Amount	0.00
Net Fee	$ 0.00